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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 2006

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      001-13711               13-3429953
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

    4211 W. Boy Scout Boulevard, Tampa, Florida                     33607
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On July 28, 2006, Walter Industries, Inc. issued a press release announcing second quarter coal production results and updated its full-year production estimates for Natural Resources. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 and 9.01 shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1 July 28, 2006, Walter Industries Announces Second Quarter Coal Production Results and Full-Year Production Estimates

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WALTER INDUSTRIES, INC.


                                         By: /s/ Victor P. Patrick
                                             -----------------------------------
                                             Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date:  July 28, 2006